 Exhibit 99.1

HEI Announces Pricing of Common Stock Offering

HONOLULU, HI — September 23, 2024 — Hawaiian Electric Industries, Inc. (NYSE: HE) (“HEI” or the “Company”) today announced that it has priced its previously announced public offering of 54,054,054 shares of its common stock at a price of $9.25 per share. The offering is expected to close on September 25, 2024, subject to customary closing conditions.

The Company has granted the underwriters of the offering an option to purchase up to an additional 8,108,108 shares of common stock at the public offering price less underwriting discounts and commissions.

HEI intends to use the net proceeds from the offering to fund its contribution to the expected Maui wildfire tort litigation settlement and for general corporate purposes.

Wells Fargo Securities, LLC and Barclays Capital Inc. are the joint lead book-running managers and Guggenheim Securities, LLC is a book-running manager for the offering.

The offering of common stock is being made by means of a prospectus supplement under HEI’s effective registration statement on Form S-3ASR, as filed with the Securities and Exchange Commission (“SEC”).

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This press release does not constitute an offer to sell or a solicitation of an offer to buy any securities, nor does it constitute an offer, solicitation or sale of any securities in any jurisdiction in which such offer, solicitation or sale is unlawful. The offering may be made only by means of a prospectus supplement relating to such offering and the accompanying prospectus. To obtain a copy of the prospectus supplement and related base prospectus for this offering, please contact Wells Fargo Securities, LLC, 90 South 7th Street, 5th Floor, Minneapolis, MN 55402, at (800)-645-3751 (option #5) or email a request to WFScustomerservice@wellsfargo.com or Barclays Capital Inc., c/o Broadridge Financial Solutions 1155 Long Island Avenue, Edgewood, NY 11717, at (888) 603-5847 or email a request to Barclaysprospectus@broadridge.com.

About HEI

The HEI family of companies provides the energy and financial services that empower much of the economic and community activity of Hawaii. HEI’s electric utility, Hawaiian Electric, supplies power to approximately 95% of Hawaii’s population and is undertaking an ambitious effort to decarbonize its operations and the broader state economy. Its banking subsidiary, American Savings Bank, is one of Hawaii’s largest financial institutions, providing a wide array of banking and other financial services and working to advance economic growth, affordability and financial wellness. HEI also helps advance Hawai'i’s sustainability goals through investments by its non-regulated subsidiary, Pacific Current.

Forward-looking Statements

This release may contain “forward-looking statements,” which include statements that are predictive in nature, depend upon or refer to future events or conditions, and usually include words such as “will,” “expects,” “anticipates,” “intends,” “plans,” “believes,” “predicts,” “estimates” or similar expressions. In addition, any statements concerning future financial performance, ongoing business strategies or prospects or possible future actions are also forward-looking statements. Forward-looking statements are based on current expectations and projections about future events and are subject to risks, uncertainties and the accuracy of assumptions concerning HEI and its subsidiaries, the performance of the industries in which they do business and economic, political and market factors, among other things. These forward-looking statements are not guarantees of future performance.

Forward-looking statements in this release should be read in conjunction with the “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” discussions (which are incorporated by reference herein) set forth in HEI’s Annual Report on Form 10-K for the year ended December 31, 2023 and HEI’s other periodic reports that discuss important factors that could cause HEI’s results to differ materially from those anticipated in such statements. These forward-looking statements speak only as of the date of the report, presentation or filing in which they are made. Except to the extent required by the federal securities laws, HEI, Hawaiian Electric, ASB and their subsidiaries undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Investor Contact
Mateo Garcia
Director, Investor Relations
ir@hei.com
(808) 543-7300

Media Contact
Julie Smolinski
VP, Strategy & Corporate Sustainability
media@hei.com
(808) 543-5874